SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2014

Wound Management Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-11808	59-2219994
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16633 Dallas Parkway, Suite 250, Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	972-218-0935

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K is being filed as an amendment to the Current Report on Form 8-K filed with the United States Securities and Exchange Commission by Wound Management Technologies, Inc. on September 8, 2014. The Form 8-K was filed to report the results of the matters submitted to a vote at the Annual Meeting of Shareholders held on September 3, 2014. The sole purpose of this Amendment No. 1 is to disclose the decision regarding the frequency of future advisory votes on executive compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	On September 3, 2014, Wound Management Technologies, Inc. (the “Company”) held its Annual Meeting of Shareholders.

(b)	The following table presents the final voting results for the items that were presented for shareholder approval.

	For	Against	Abstain	Broker Non-vote
(1) To elect to the Wound Management Board of Directors until the next annual meeting of shareholders:
Robert Lutz, Jr.	94,434,032	2,248,382	20,005	26,539,582
Philip J. Rubinfeld	88,181,134	8,501,281	20,005	26,539,582
John Feltman	88,191,134	8,491,280	20,005	26,539,582
Ronald Goode	94,441,128	2,241,286	20,005	26,539,582
Jeff Lewis	94,441,133	2,241,281	20,005	26,539,582
(2) To ratify the appointment of Malone Bailey LLP as Wound Management’s independent registered public accounting firm for the year ending December 31, 2014.	119,304,468	11,627	91,747	__
(3) To adopt an amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock of the Company from 100,000,000 to 250,000,000.	113,780,945	3,746,432	602,015	5,507,648
(4) To authorize the filing, within the next twelve months of an additional amendment to the Company’s Articles of Incorporation effecting a 1-for-10 reverse split of the Company’s common stock.	113,040,722	6,367,106	12	4,229,200
(5) To approve the adoption of the Company’s 2014 Stock Incentive Plan.	87,582,806	9,119,609	4	26,539,582
(6) To approve, by advisory vote, a resolution on executive compensation.	87,925,407	8,777,008	4	26,539,582
	One Year	Two Years	Three Years	Abstain
(7) Recommend, by advisory vote, the frequency of future advisory votes on executive compensation.	4,596,043	6,735,453	82,400,561	2,963,855

In light of these results, the Company’s Board of Directors has decided that future advisory votes on named executive officer compensation will be held every three years until the next advisory vote on the frequency of such votes, which in accordance with applicable law, will occur no later than the Company’s Annual Meeting in 2020.

The Company’s Board of Directors has passed a joint unanimous written consent, resolving that future advisory votes on named executive officer compensation will be held every three years until the next advisory vote on the frequency of such votes, which in accordance with applicable law, will occur no later than the Company’s Annual Meeting in 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOUND MANAGEMENT TECHNOLOGIES, INC.

Date: February 2, 2015	By:	/s/ Darren Stine, Chief Financial Officer
Darren Stine, Chief Financial Officer